                                                                    EXHIBIT 99.1
                                                                    ------------

     Kulicke & Soffa Reports Fourth Quarter and Fiscal Year 1999 Results

Willow Grove, PA November 17, 1999 - Kulicke & Soffa Industries, Inc. (NASDAQ:
KLIC) today announced the results of its fourth quarter and fiscal year ended September 30, 1999.

"The turnaround in the semiconductor business cycle was clearly apparent in the strength of our fourth quarter results," said C. Scott Kulicke, chairman and chief executive officer of K&S. Sales for the fourth fiscal quarter of 1999 were $153,375,000--double the sales of $76,176,000 in the September quarter of fiscal 1998. The Company returned to profitability in the September 1999 quarter with net income of $7,352,000 or $0.30 per diluted share ($.31 per basic share) compared to a net loss of ($18,331,000) or ($0.79) per diluted share in the comparable quarter of 1998.

Bookings for fiscal 1999 were $437,921,000 including $158,000,000 in the September quarter. Ending backlog was $93,000,000 compared to $54,000,000 at the end of FY 1998, and compared to $88,000,000 at the beginning of the quarter.

Sales for the year were $398,917,000, compared to sales of $411,040,000 in fiscal 1998. The net loss for FY 99 was ($16,946,000) or ($0.72) per diluted share compared to a net loss of ($5,440,000) or ($.23) per diluted share for FY 1998.

Mr. Kulicke continued, "We are optimistic about our prospects for FY 2000 due to a number of steps taken over the last several quarters to better position the Company. Customer receptivity to our new 8028 wire bonder has been excellent; the move of the 8028 production to Singapore is proceeding on schedule; and our packaging materials business continues to produce record revenue and profits. Combined with the cyclical upturn, these factors should drive significant improvement in results through the coming fiscal year."

Kulicke & Soffa is the world's largest supplier of semiconductor assembly equipment. The Company serves the integrated circuit assembly market with a product line that includes wire bonding, die bonding, wafer dicing and factory automation equipment, as well as expendable tools and materials, including bonding wire, capillaries, wedges, die collets and saw blades, and has sales and service facilities worldwide. It also has investments in next generation packaging technology. The website address is www.kns.com.


Certain matters discussed in this news release, including operating and financial results in fiscal 1999, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Such risks and uncertainties include, but are not limited to, the following: the risk of order postponements or cancellations; the risks associated with a substantial foreign customer base; the risks associated with instability in foreign capital markets and foreign currency fluctuations; the upward and downward volatility in the demand for semiconductors and for the Company's products and services; competitive pricing pressures; the risk of delays in introduction and customer qualification of new products and services; the risk of incurring delays and additional costs in the move of manufacturing to Asia; and the Company's ability to manufacture and ship its products on a timely basis. Further discussions of risk factors are also available in the Company's most recent SEC filings.

                                       5
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                        KULICKE & SOFFA INDUSTRIES, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
               (In thousands, except per share and employee data)

                                                                            Three months ended                Twelve months ended
                                                                               September 30,                    September 30,
                                                                          1999             1998             1999             1998
                                                                       ---------        ---------        ---------        ---------
Net sales                                                              $ 153,375        $  76,176        $ 398,917        $ 411,040
Cost of goods sold                                                       107,415           60,860          285,382          274,207
                                                                       ---------        ---------        ---------        ---------
Gross profit                                                              45,960           15,316          113,535          136,833
                                                                       ---------        ---------        ---------        ---------
Selling, general and administrative                                       27,407           19,840           86,226           83,854
Research and development, net                                             10,140           11,627           37,188           48,715
Resizing and relocation costs                                               --              8,420            5,918            8,420
Purchased in-process research and development                               --               --              3,935             --
                                                                       ---------        ---------        ---------        ---------
Income(loss) from operations                                               8,413          (24,571)         (19,732)          (4,156)

Interest income                                                              869            1,688            3,762            5,776
Interest expense                                                             (74)             (32)            (215)            (262)
Equity in loss of joint ventures                                            (397)          (1,862)         (10,000)          (8,715)
                                                                       ---------        ---------        ---------        ---------
Income(loss) before taxes                                                  8,811          (24,777)         (26,185)          (7,357)

Provision(benefit) for income taxes                                        2,195           (6,446)          (8,221)          (1,917)
                                                                       ---------        ---------        ---------        ---------
Income (loss) before minority interest                                     6,616          (18,331)         (17,964)          (5,440)
Minority interest in net loss of joint venture                               736             --              1,018             --
                                                                       ---------        ---------        ---------        ---------
Net income(loss)                                                       $   7,352        $ (18,331)       $ (16,946)       $  (5,440)
                                                                       =========        =========        =========        =========
Net income (loss) per share:
  Basic                                                                $    0.31        $   (0.79)       $   (0.72)       $   (0.23)
                                                                       =========        =========        =========        =========
  Diluted                                                              $    0.30        $   (0.79)       $   (0.72)       $   (0.23)
                                                                       =========        =========        =========        =========
Weighted average shares outstanding:
  Basic                                                                   23,477           23,344           23,423           23,301
  Diluted                                                                 24,210           23,344           23,423           23,301

                                                                                                                September 30
Additional financial data:                                                                                  1999             1998
                                                                                                         ---------        ---------

 Backlog of orders                                                                                       $ 93,000           $ 54,000
 Number of employees                                                                                        2,239              2,057

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                       KULICKE & SOFFA INDUSTRIES, INC.
                      OPERATING RESULTS BY BUSINESS SEGMENT
                                 (In thousands)
                                   (unaudited)


Fiscal 1999:                                                                         Advanced
                                                                     Packaging       Packaging       Corporate,
Quarter ended                                          Equipment     Materials       Technology      Other and
  September 30, 1999:                                   Segment       Segment        Segment(1)     Eliminations      Consolidated
                                                       ---------     ---------       ---------        ---------         ---------
Net sales                                              $ 112,810     $  36,915       $   3,650                          $ 153,375
Cost of goods sold                                        76,094        26,711           4,610                            107,415
                                                       ---------     ---------       ---------        ---------         ---------
Gross profit                                              36,716        10,204            (960)                            45,960
Operating costs                                           25,365         6,055           3,568        $   2,559            37,547
                                                       ---------     ---------       ---------        ---------         ---------
Income(loss) from operations                           $  11,351     $   4,149       $  (4,528)       $  (2,559)        $   8,413
                                                       =========     =========       =========        =========         =========
Income(loss) from operations after minority interest   $  11,351     $   4,149       $  (3,792)       $  (2,559)        $   9,149
                                                       =========     =========       =========        =========         =========

Twelve months ended
  September 30, 1999:

Net sales                                              $ 269,854     $ 124,450       $   4,613                          $ 398,917
Cost of goods sold                                       188,958        90,326           6,098                            285,382
                                                       ---------     ---------       ---------        ---------         ---------
Gross profit                                              80,896        34,124          (1,485)                           113,535
Operating costs                                           86,239        23,500           5,314            8,361           123,414
Resizing and relocation costs                              5,918                                                            5,918
Purchased in-process research and development                                                             3,935             3,935
                                                       ---------     ---------       ---------        ---------         ---------
Income(loss) from operations                           $ (11,261)    $  10,624       $  (6,799)       $ (12,296)        $ (19,732)
                                                       =========     =========       =========        =========         =========
Income(loss) from operations after minority interest   $ (11,261)    $  10,624       $  (5,781)       $ (12,296)        $ (18,714)
                                                       =========     =========       =========        =========         =========


          (1)  Comprised of Flip Chip Technologies, LLC ("FCT") and the Company's XLAM
               division. Effective May 31, 1999, the Company increased its ownership of
               FCT to approximately 74% and began consolidating FCT's results with the operating results of the Company. Accordingly, the results of FCT have been included in the Income(loss) From Operations for the period June 1 through
               September 30, 1999. Prior to June 1999, the Company owned 51% of FCT and accounted for FCT under the equity method.


Fiscal 1998:                                                                         Advanced
                                                                     Packaging       Packaging        Corporate
Quarter ended                                          Equipment     Materials      Technology           and
  September 30, 1998:                                   Segment       Segment         Segment        Eliminations     Consolidated
                                                       ---------     ---------       ---------        ---------         ---------
Net sales                                              $  50,427     $  25,749                                          $  76,176
Cost of goods sold                                        41,377        19,483                                             60,860
                                                       ---------    ---------                                           ---------
Gross profit                                               9,050         6,266                                             15,316
Operating costs                                           23,966         5,096                        $   2,405            31,467
Resizing costs                                             5,984         1,724                              712             8,420
                                                       ---------     ---------       ---------        ---------         ---------
Income from operations                                 $ (20,900)    $    (554)      $    --          $  (3,117)        $ (24,571)
                                                       =========     =========       =========        =========         =========

Twelve months ended
  September 30, 1998:

Net sales                                              $ 302,107     $ 108,933                                          $ 411,040
Cost of goods sold                                       191,948        82,259                                            274,207
                                                       ---------    ---------                                           ---------
Gross profit                                             110,159        26,674                                            136,833
Operating costs                                          101,099        22,829            --              8,641           132,569
Resizing costs                                             5,984         1,724                        $     712             8,420
                                                       ---------     ---------       ---------        ---------         ---------
Income from operations                                 $   3,076     $   2,121       $    --          $  (9,353)        $  (4,156)
                                                       =========     =========       =========        =========         =========

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                        KULICKE & SOFFA INDUSTRIES, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                            September 30,  September 30,
                                                                                 1999          1998
                                                                              ---------     ---------
                                     ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                     $  37,155    $  76,478
Short-term investments                                                            2,190       30,422
Accounts receivable, net                                                        136,047       66,137
Inventories, net                                                                 61,782       47,573
Deferred income taxes                                                            11,071        2,608
Other current assets                                                             12,840       10,573
                                                                              ---------    ---------

  TOTAL CURRENT ASSETS                                                          261,085      233,791

Property, plant and equipment, net                                               67,485       48,269
Intangible assets, primarily goodwill, net                                       44,637       38,765
Investments in and loans to joint ventures                                        2,940       19,920
Other assets                                                                      1,998        1,839
                                                                              ---------    ---------

  TOTAL ASSETS                                                                $ 378,145    $ 342,584
                                                                              =========    =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Debt due within one year                                                      $   1,178    $     192
Accounts payable to suppliers and others                                         61,962       24,223
Accrued expenses                                                                 27,210       23,549
Income taxes payable                                                              3,604        3,646
                                                                              ---------    ---------

  TOTAL CURRENT LIABILITIES                                                      93,954       51,610

Other liabilities                                                                 4,373        3,064
                                                                              ---------    ---------

  TOTAL LIABILITIES                                                              98,327       54,674
                                                                              ---------    ---------

Minority interest in joint venture                                                5,042         --
                                                                              ---------    ---------

SHAREHOLDERS' EQUITY:
Common stock, without par value                                                 160,108      157,986
Retained earnings                                                               117,018      133,964
Accumulated other comprehensive loss                                             (2,350)      (4,040)
                                                                              ---------    ---------

  TOTAL SHAREHOLDERS' EQUITY                                                    274,776      287,910
                                                                              ---------    ---------
  TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY                                                    $ 378,145    $ 342,584
                                                                              =========    =========